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                                                                   Exhibit 10.7


                                SERVICEWARE, INC.
                     AMENDED AND RESTATED STOCK OPTION PLAN


1.  PURPOSE OF THE PLAN.

    The purpose of the ServiceWare, Inc. Amended and Restated Stock Option Plan (the "Plan") is to promote the interests of ServiceWare, Inc. (the "Company") and its shareholders by (i) attracting and retaining employees, officers, directors, consultants and advisors of outstanding ability, (ii) motivating such persons, by means of performance-related incentives, to achieve longer-range performance goals, and (iii) enabling such persons to participate in the long-term growth and financial success of the Company. The effective date of the ServiceWare, Inc. Amended and Restated Stock Option Plan is January 1, 1996 (the "Effective Date").

2.  ADMINISTRATION.

    Subject to the following paragraph, the Plan shall be administered by the Board of Directors of the Company (the "Board") or by a Compensation Committee appointed by the Board. If the Board appoints a Compensation Committee and delegates to it the authority to administer the Plan, the Compensation Committee shall be empowered to take all actions reserved to the Board under the Plan. The Board is authorized to interpret the Plan, to prescribe, amend and rescind rules and regulations to further the purposes of the Plan, and to make all other determinations necessary for the administration of the Plan. All such actions by the Board shall be final and binding.

    At any time following the registration by the Company of its Common Stock under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Plan shall be administered by a Compensation Committee, which shall consist of one or more persons approved by the Board, all of whom shall be (i) "Non-Employee Directors" as defined under Rule 16b-3 under the Exchange Act and (ii) "outside directors" as defined under Section 162(m) or any successor provision of the Internal Revenue Code of 1986, as amended (the "Code") and applicable Treasury regulations thereunder, if such qualification is deemed necessary in order for the grant or the exercise of awards made under the Plan to qualify for any tax or other material benefit to participants or the Company under applicable law.

3.  INCENTIVE STOCK OPTIONS; NONQUALIFIED STOCK OPTIONS.

    Awards under the Plan may be in the form of options which qualify as "incentive stock options" ("Incentive Stock Options") within the meaning of
Section 422 or any successor provision of the Code or options which do not so qualify ("Nonqualified Options"). Incentive Stock Options may be granted only to employees of the Company. Each award of an option shall be designated in the applicable option agreement as an Incentive Stock Option or a Nonqualified Option, as appropriate.

4.  SHARES SUBJECT TO THE PLAN.
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    Subject to adjustment as provided in Section 13, awards in respect of an aggregate of up to 1,512,500 shares of the Common Stock of the Company, no par value per share (the "Common Stock"), may be made under the Plan (such number of shares includes shares which have been issued under the ServiceWare, Inc. 1994 Stock Option/Stock Issuance Plan, or which may be issued upon the exercise of options granted under the ServiceWare, Inc. 1994 Stock Option/StockIssuance Plan, prior to the Effective Date). The Common Stock to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock which shall have been reacquired by the Company and held in its treasury. The Common Stock covered by any unexercised portion of terminated stock options granted under the Plan may again be subject to new awards under the Plan. In the event the purchase price of a stock option is paid in whole or in part through the delivery of Common Stock, only the net number of shares of Common Stock issuable in connection with the exercise of the option shall be counted against the number of shares remaining available for the grant of awards under the Plan. At any time following the registration by the Company of its Common Stock under
Section 12 of the Exchange Act, no participant shall be granted awards in respect of more than 425,000 shares of Common Stock in any calendar year (subject to adjustment as provided in Section 13).

5.  PARTICIPANTS.

    The Board shall determine and designate from time to time those employees, directors, consultants and advisors of the Company or its subsidiaries who shall be awarded options under the Plan and the number of shares of Common Stock to be covered by each such option, provided that any such consultants or advisors render bona fide services which are not in connection with the offer or sale of securities in a capital-raising transaction. In making its determinations, the Board shall take into account the present and potential contributions of the respective individuals to the success of the Company, and such other factors as the Board shall deem relevant in connection with accomplishing the purposes of the Plan. Each option award shall be evidenced by a written stock option agreement in such form as the Board shall approve from time to time.

6.  FAIR MARKET VALUE.

    For all purposes under the Plan, the term "Fair Market Value" shall mean, as of any applicable date, (i) if the principal securities market on which the Common Stock is traded is a national securities exchange or The Nasdaq National Market ("NNM"), the closing price of the Common Stock on such exchange or NNM, as the case may be, or if no sale of the Common Stock shall have occurred on such date, on the next preceding date on which there was a reported sale; or
(ii) if the Common Stock is not traded on a national securities exchange or NNM, the closing price on such date as reported by The Nasdaq SmallCap Market, or if no sale of the Common Stock shall have occurred on such date, on the next preceding date on which there was a reported sale; or (iii) if the principal securities market on which the Common Stock is traded is not a national securities exchange, NNM or The Nasdaq SmallCap Market, the average of the bid and asked prices reported by the National Quotation Bureau, Inc.; or (iv) if the price of the Common Stock is not so reported, the Fair Market Value of the Common Stock as determined in good faith by the Board.

7.  EXERCISE PRICE.

    Incentive Stock Options shall be granted at an exercise price of not less than 100% of the Fair Market Value on the date of grant; provided, however, that Incentive Stock Options granted to a participant who at the time of such grant owns (within the meaning of Section 424(d) of the Code) more
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than ten percent of the voting power of all classes of stock of the Company (a
"10% Holder") shall be granted at an exercise price of not less than 110% of the Fair Market Value on the date of grant. Nonqualified Options shall be granted at an exercise price determined in each case by the Board.
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8.  TERM AND TERMINATION.

    (a) The Board shall determine the term within which each option may be exercised, in whole or in part, provided that (i) such term shall not exceed ten years from the date of grant; (ii) the term of an Incentive Stock Option granted to a 10% Holder shall not exceed five years from the date of grant; and (iii) the aggregate Fair Market Value (determined on the date of grant) of Common Stock with respect to which Incentive Stock Options granted to a participant under the Plan or any other plan of the Company and its subsidiaries become exercisable for the first time in any single calendar year shall not exceed $100,000.

    (b) Unless otherwise determined by the Board, all rights to exercise options shall terminate on the first to occur of (i) the scheduled expiration date as set forth in the applicable stock option agreement, or (ii) ninety (90) days following the date of termination of employment for any reason other than the death or permanent disability (as defined in the Code) of the participant, or
(iii) one (1) year following the date of termination of employment by reason of the participant's death or permanent disability; provided, however, that in the event that an employee ceases to be employed by the Company on account of a "termination for cause" (as defined in subsection (c)), all rights to exercise options held by such employee shall terminate immediately as of the date such employee ceases to be employed by the Company.

    (c) As used in this Plan, the term "termination for cause" shall mean a finding by the Board that the employee has engaged in conduct that is fraudulent, disloyal, criminal or injurious to the Company, including, without limitation, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, or the disclosure of trade secrets or confidential information of the Company to persons not entitled to receive such information.

9.  RIGHT OF FIRST REFUSAL; RIGHT TO REPURCHASE.

    (a) At any time prior to the registration by the Company of its Common Stock under Section 12 of the Exchange Act, the Company shall have a right of first refusal with respect to any proposed sale or other disposition by optionees (and their successors in interest by purchase, gift or other mode of transfer) of any shares of Common Stock issued upon the exercise of options granted under the Plan. Such right shall be exercisable by the Company in accordance with the terms and conditions established by the Board and set forth in the applicable stock option agreement.

    (b) At any time prior to the registration by the Company of its Common Stock under Section 12 of the Exchange Act, in the event that an employee is terminated for cause (as defined in Section 8(c)), the Company shall have the right, exercisable in accordance with the terms and conditions established by the Board and set forth in the applicable stock option agreement, to repurchase any shares of Common Stock issued to such terminated employee under the Plan.

10. CHANGE OF CONTROL.

    As used herein, a "Change of Control" shall be deemed to have occurred:

    (a) If, as a result of any transaction, any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act) other
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than an existing shareholder as of the effective date of the Plan (or his beneficiary or estate) is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly of securities of the Company representing more than 50% of the combined voting power of the then outstanding securities of the Company;

    (b) Upon (i) the merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to 50% or more of the all votes to which all shareholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote), or where the members of the Board, immediately prior to the merger or consolidation, would not, immediately after the merger or consolidation, constitute a majority of the board or directors of the surviving corporation, (ii) the sale, lease, exchange or other transfer of all or substantially all of the assets of the Company,
(iii) a liquidation, dissolution or statutory exchange of the Company, or (iv) the sale of more than 50% or more of the outstanding voting securities in one or a series of transactions other than an initial public offering of voting securities registered with the Securities and Exchange Commission.

    (c) If, on or after the Effective Date, during any period of two consecutive years, individuals who constitute the Board at the beginning of such period cease for any reason to constitute at least a majority of the Board, unless the election, or the nomination for election by the Company's shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

11. CONSEQUENCES OF A CHANGE OF CONTROL.

    (a) Subject to Section 11(b) and 11(d), upon a Change of Control, all outstanding options granted under this Plan shall automatically accelerate so that each such option shall, immediately prior to the specified effective date of the Change of Control, become immediately exercisable and each holder of outstanding options shall thereupon have the right to exercise in full any or all of his or her outstanding stock options.

    (b) Notwithstanding Section 11(a), an outstanding option shall not accelerate if and to the extent that such option is, in connection with the Change of Control, either assumed by the Acquiring Corporation (as defined below) or parent thereof or replaced with a comparable option to purchase shares of the capital stock of the Acquiring Corporation or parent thereof (such assumed and comparable options together, the "Replacement Options"); provided, however, all Replacement Options held by an employee whose employment with the Company or the Acquiring Corporation is terminated without cause (as defined in Section 8(c)) in the period beginning upon the Change of Control and ending 12 months following the Change of Control, shall become immediately exercisable upon the date of such termination of employment. The term "Acquiring Corporation" means the surviving, continuing, successor or purchasing corporation, as the case may be.

    (c) Each outstanding option which is to be assumed in connection with the Change of Control or is otherwise to continue in effect shall be appropriately adjusted, immediately following such Change of Control, to apply and pertain to the number and class of securities which would have been issuable, in consummation of such Change of Control, to an actual holder of the same number of shares of Common Stock as are subject to such option immediately prior to such Change of Control. Appropriate
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adjustments shall also be made to the option price payable per share, provided the aggregate option price payable remains the same.

    (d) Notwithstanding anything in this Plan to the contrary, in the event of a Change of Control, no action described in this Plan shall be taken (including without limitation actions described in subsections (a) and (b) above) that would make the Change of Control ineligible for pooling of interest accounting treatment or that would make the Change of Control ineligible for desired tax treatment if, in the absence of such right, the Change of Control would qualify for such treatment and the Company intends to use such treatment with respect to such Change of Control.

12. OTHER TERMS AND CONDITIONS.

    The Board shall have the discretion to determine terms and conditions, consistent with the Plan, that will be applicable to options. Options granted to the same or different participants, or at the same or different times, need not contain similar provisions.

13. ADJUSTMENTS TO REFLECT CAPITAL CHANGES.

    The number and kind of shares subject to outstanding options, the exercise price applicable thereto, and the number and kind of shares available for options subsequently granted under the Plan shall be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares or other change in capitalization with a similar substantive effect upon the Plan or the awards granted under the Plan. The Board shall have the power and sole discretion to determine the nature and amount of the adjustment to be made in each case. The adjustment so made shall be final and binding on all participants.

14. PAYMENT FOR STOCK.

    Full payment for shares purchased upon exercise of options granted under the Plan shall be made at the time the award is exercised in whole or in part. Payment of the purchase price shall be made in cash or in such other form as the Board may approve, including, without limitation, (i) by the delivery to the Company by the participant of a promissory note containing such terms as the Board may determine, or (ii) by the delivery to the Company by the participant of shares of Common Stock that have been held by the participant for at least six months prior to exercise of the award, valued at the Fair Market Value of such shares on the date of exercise or (iii) if the Company's Common Stock is publicly traded, pursuant to a cashless exercise arrangement with a broker on such terms as the Board may determine; provided, however, that if payment is made pursuant to clause (i), the then par value of the purchased shares shall be paid in cash. No shares of Common Stock shall be issued to the participant until such payment has been made, and a participant shall have none of the rights of a shareholder with respect to options held by such participant.

15. TRANSFERABILITY.

    Unless otherwise determined by the Board with respect to Nonqualified Options, options granted under the Plan shall not be transferable other than by will or the laws of descent and distribution and are exercisable during a participant's lifetime only by the participant.

16. WITHHOLDING.
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    The Company shall have the right to deduct from all amounts paid to a participant in cash as salary, bonus or other compensation any taxes required by law to be withheld in respect of awards granted under the Plan. In the Board's discretion, a participant may be permitted to elect to have withheld from the shares otherwise issuable to the participant, or to tender to the Company, the number of shares of Common Stock whose Fair Market Value equals the amount required to be withheld.
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17. CONSTRUCTION OF THE PLAN.

    The validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely by the Board. Any determination by the Board shall be final and binding on all participants. The Plan shall be governed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to the conflict of law provisions of such laws.

18. NO RIGHT TO AWARD; NO RIGHT TO EMPLOYMENT.

    No person shall have any claim of right to be granted an option under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any of its subsidiaries or as giving any consultant, adviser or director any right to continue to serve in such capacity.

19. AWARDS NOT INCLUDABLE FOR BENEFIT PURPOSES.

    Income recognized by a participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of the Employee Retirement Income Security Act of 1974) or group insurance or other benefit plans applicable to the participant which are maintained by the Company or any of its subsidiaries, except as may be provided under the terms of such plans or determined by resolution of the Board.

20. NO STRICT CONSTRUCTION.

    No rule of strict construction shall be implied against the Company, the Board, or any other person in the interpretation of any of the terms of the Plan, any award granted under the Plan or any rule or procedure established by the Board.

21. CAPTIONS.

    All Section headings used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.

22. SEVERABILITY.

    Whenever possible, each provision in the Plan and every award at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any award at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law, then such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law, and all other provisions of the Plan and every other award at any time granted under the Plan shall remain in full force and effect.

23. LEGENDS.

    All certificates for Common Stock delivered under the Plan shall be subject to such transfer and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange or quotation system upon which the
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Common Stock is then listed or quoted and any applicable federal or state securities law, and the Board may cause a legend or legends to be put on any such certificates to make appropriate references to such restrictions.

24. AMENDMENT.

    The Board may, by resolution, amend or revise the Plan, except that such action shall not be effective without shareholder approval if such shareholder approval is required to maintain the compliance of the Plan and/or awards granted to directors, executive officers or other persons with Rule 16b-3 promulgated under the Exchange Act or any successor rule. The Board may not modify any options previously granted under the Plan in a manner adverse to the holders thereof without the consent of such holders, except in accordance with the provisions of Section 11 or Section 13.

25. EFFECTIVE DATE; TERMINATION OF PLAN.

      The Plan was initially adopted by the Board and the shareholders of the Company on February 15, 1994 (the "Initial Effective Date") as the ServiceWare, Inc. 1994 Stock Option/Stock Issuance Plan and was amended and restated in its entirety effective as of January 1, 1996. The Plan shall terminate on the tenth anniversary of the Initial Effective Date unless it is earlier terminated by the Board. Termination of the Plan shall not affect awards previously granted under the Plan.